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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2004

THE INTERPUBLIC GROUP OF COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6686 (Commission File Number)	13-1024020 (IRS Employer Identification No.)
1114 Avenue of the Americas, New York, New York (Address of Principal Executive Offices)		10036 (Zip Code)

212-704-1200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

The Interpublic Group of Companies, Inc. (the "Registrant") is filing this Current Report on Form 8-K to provide certain exhibits to the Registration Statement on Form S-3 (File No. 333-109384) (the "Registration Statement") previously filed by the Registrant with the Securities and Exchange Commission, as set forth in greater detail below in Item 9.01.

Item 9.01.    Financial Statements and Exhibits.

(c)
Exhibits

Exhibit 1.1:	Underwriting Agreement Basic Provisions being filed as an exhibit to the Registration Statement.
Exhibit 4.1:	Senior Debt Indenture, dated as of November 12, 2004, between the Registrant and SunTrust Bank, as Trustee, being filed as an exhibit to the Registration Statement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: November 15, 2004	By:	/s/ NICHOLAS J. CAMERA Nicholas J. Camera Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1:	Underwriting Agreement Basic Provisions being filed as an exhibit to the Registration Statement.
Exhibit 4.1:	Senior Debt Indenture, dated as of November 12, 2004, between the Registrant and SunTrust Bank, as Trustee, being filed as an exhibit to the Registration Statement.

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SIGNATURES
EXHIBIT INDEX